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                                                                   EXHIBIT 10.34

                       PLUMTREE TECHNOLOGY PARTNER PROGRAM

                                MASTER AGREEMENT

THIS PLUMTREE TECHNOLOGY PARTNER PROGRAM MASTER AGREEMENT (the "Agreement") is between PLUMTREE SOFTWARE, INC., with its principal place of business at 500 Sansome Street, San Francisco, California 94111 ("Plumtree") and the PLUMTREE TECHNOLOGY PARTNER ("Partner") identified below.

This Agreement establishes the framework of the Plumtree Technology Partner Program ("TPP" or the "Program"), a comprehensive technical and marketing program for Plumtree's Partner Network Partners to develop and promote their products, services and solutions in conjunction with the Plumtree Corporate Portal.

1.   DEFINITIONS

     The following definitions shall apply to this Agreement and any addenda hereto (if any). Many of the definitions below are not referred to in this Agreement but may be referred to in addenda to this Agreement:

1.1 "DELIVERABLES" shall mean any tangible materials provided to Partner by Plumtree in the course of performing technical support services (if any).

1.2 "DOCUMENTATION" shall mean Plumtree's then current published guides, manuals and on-line help made generally available to its customers for the Ordered Software.

1.3 "EFFECTIVE DATE" shall mean the effective date set forth at the end of this Agreement.

1.4 "INTELLECTUAL PROPERTY RIGHTS" will mean and include all trade secrets, patents, copyrights, designs, mask works, drawings, Marks and other proprietary rights, whether registered or unregistered, and all applications and registrations therefore, which pertain to the TPP Program, the Software, or the Partner Products.

1.5 "LICENSED SOFTWARE" shall mean Software licensed to Partner pursuant to a TPP Limited Use License Agreement, if such an agreement exits.

1.6 "LOGO USE POLICY" shall mean Plumtree's then-current written policies for proper usage and placement of the Marks, as amended from time to time by Plumtree in its discretion.

1.7 "MARKS" shall mean the trademarks, service marks, trade names, and logos of Plumtree, its licensors, and Partner.

1.8 "PARTNER CATEGORY" shall mean Plumtree's then-current TPP Program categories, as amended from time to time by Plumtree in its discretion. As of the Effective Date, the current Partner Categories are listed in EXHIBIT A.

1.9 "PARTNER PRODUCTS" shall mean one or more of the following value-added goods and/or services developed, sold, or provided by Partner to customers in the ordinary course of business: (i) provision of consulting, professional, training, technical support or educational services; (ii) development and/or licensing of application software; (iii) development and/or licensing of software content; (iv) development and/or sale of hardware, database systems, network services, and/or operating systems, as listed in EXHIBIT B.

1.10 "SOFTWARE" shall mean those Plumtree software programs that are listed as generally available in Plumtree's then-current marketing literature and that are generally licensed by Plumtree for commercial use.

1.11 "PLUMTREE CERTIFIED PROFESSIONALS" shall mean the individuals who have been certified with respect to a particular major version of the Software by Plumtree, or a third party authorized by Plumtree, upon completion of the applicable certification requirements established by Plumtree, as amended from time to time by Plumtree in its discretion.

1.12 "TERRITORY" shall mean the geographical territory and/or vertical markets as specified in EXHIBIT A.

1.13 "TRAINING MATERIALS" shall mean any training materials provided in connection with any training courses ordered by Partner and delivered by Plumtree.

2.   APPOINTMENT

Plumtree hereby appoints Partner as a non-exclusive TPP Program Partner, subject to any geographical or market restrictions specified in EXHIBIT A. Notwithstanding the foregoing, this appointment and this Agreement are conditioned upon Plumtree's final acceptance of any renewal or new application, such acceptance not to be unreasonably withheld, and such approval to be indicated by Plumtree's letter of acceptance or notice of renewal. Plumtree's final approval shall be based on Partner's compliance with the obligations and requirements under this Agreement.

3.   TERM AND TERMINATION

3.1 TERM. This Agreement will commence as of the Effective Date and will remain in effect for a period of one (1) year, unless terminated earlier upon mutual written agreement of the parties or as otherwise described in this Section 3. This


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Agreement and any addenda hereto may be renewed for additional terms of one (1)
year each so long as Partner has satisfied and continues to satisfy the Partner obligations and requirements as set forth in this Agreement, and any addenda hereto, including without limitation timely payment of all applicable fees due hereunder. Any renewal term is subject to Plumtree's acceptance and final approval which will not be unreasonably withheld and shall be indicated by delivery to Partner of Plumtree's letter of acceptance or notice of renewal which Partner shall accept within ten (10) business days of its receipt or be deemed to have rejected the offer for renewal. If Plumtree does not accept Partner's renewal or if Partner fails to pay the applicable fees on or before the anniversary date of this Agreement, then this Agreement shall immediately expire.

3.2 TERMINATION. Either party may terminate this Agreement or any addenda hereto without cause upon ninety (90) days prior written notice to the other party. In addition, either party may terminate this Agreement or any addenda hereto immediately upon notice to the other party if (i) the other party materially breaches any obligation under this Agreement or any addenda hereto, and, if the breach is capable of being cured, such party fails to cure such breach within thirty (30) calendar days after its receives written notice of the breach; (ii) the other party ceases to conduct business in the normal course, becomes insolvent, enters in bankruptcy procedures or becomes subject to any other judicial proceedings that relate to insolvency or protection of creditor's rights; or (iii) the other party undergoes a change in control that, in the terminating party's sole discretion, may have an adverse affect on the terminating party's business or rights under this Agreement or any addenda hereto.

3.3 LIABILITY FOR FEES UPON TERMINATION. If Partner terminates this Agreement or any addenda hereto for cause, or if Plumtree terminates this Agreement or any addenda hereto without cause, Partner shall only be liable for payment of any fees under this Agreement or any addenda hereto through the date of such termination and Partner shall receive a pro-rata refund of any remaining pre-paid fees. If Plumtree terminates this Agreement or any addenda hereto for cause, or if Partner terminates this Agreement or any addenda hereto without cause, Partner shall be liable for payment of any accrued fees under this Agreement or any addenda hereto through the end of the current annual period. Neither party shall be responsible to the other for any costs or damages resulting from the termination of this Agreement.

3.4 EFFECTS OF TERMINATION. Upon termination of this Agreement with or without cause: (i) all rights and obligations granted to Partner under this Agreement and any addenda hereto will immediately cease and revert to Plumtree; (ii) Partner will immediately cease to represent itself as a TPP Program Partner; and
(iii) Partner will promptly cease use of, and, at Plumtree's option, either promptly destroy or return to Plumtree: (a) all copies of the Software, the license for which was granted under any addendum to this Agreement; (b) all logos, files and other materials comprising the TPP Marketing Kit; and (c) all Confidential Information of Plumtree as well as any materials that embody any such Confidential Information. Termination of this Agreement shall not limit either party from pursuing other remedies available to it, including injunctive relief, nor shall such termination relieve Partner of its obligation to pay all fees that have accrued or are otherwise owed by Partner under this Agreement or an addenda hereto.

3.5 SURVIVAL. Notwithstanding any provision to the contrary, Sections 4, 8, 9, 10, 11, 12 and this Section 3 will survive termination of this Agreement.

4.   PAYMENT

4.1. FEES. During the initial term and for each renewal term, Partner shall pay Plumtree (i) the applicable annual fee, if any, as set forth in EXHIBIT C, and
(ii) any other fees or charges due pursuant to a valid addendum hereto (if any).

4.2. PAYMENT TERMS. The applicable annual fee as stated in EXHIBIT C shall be due and payable (i) for the initial term, within ten (10) days of the Effective Date; or (ii) for any renewal term, on or before the anniversary date of this Agreement. Except as specifically provided otherwise, all other fees shall be due and payable in full on or before thirty (30) days from the receipt of Plumtree's invoice. All payments made pursuant to this Agreement or any addenda hereto shall be (i) payable in U.S. currency, (ii) made without any deduction, whether by set-off, counterclaim, or otherwise, and (iii) nonrefundable and irrevocable except as set forth in Section 3.3 above.

4.3 TAXES. The fees listed in this Agreement do not include taxes, duties or fees; if Plumtree is required to pay (i) sales, use, property, value-added, withholding or other taxes, (ii) any customs or other duties, or (iii) any import, warehouse or other fees, associated with the importation or delivery based on the Software or services provided in this Agreement or on Partner's use of the Software or services, then such taxes, duties or fees shall be billed to and paid by Partner. If Partner is permitted to declare any such taxes, Partner shall declare and pay such taxes and Plumtree shall not be required to invoice Partner. This Section shall not apply to taxes based on Plumtree's income or payroll taxes.

5.  PLUMTREE TECHNOLOGY PARTNER PROGRAM FEATURES

5.1 MARKETING ACTIVITIES. Plumtree and Partner may also from time to time engage in joint marketing activities as mutually agreed upon. A set of initial "go-to-market" activities that have been mutually agreed upon is annexed hereto as Exhibit D. Within 30 days after the Effective Date of this Agreement, Plumtree and Partner agree to issue a joint press release mutually agreed upon by the parties announcing that Partner is a Plumtree Partner and describing the relationship hereunder. Upon successful completion of the deployment of Partner Products with Plumtree products, Plumtree shall cooperate with Partner to be the subject of a Partner success story for publication on Partner's web site. Consistent with and pursuant to the terms of this Agreement, Plumtree agrees that Partner may use Plumtree's logo on Partner's web site, collateral and related marketing materials to show that Partner is a partner of Plumtree.

5.2 THE PLUMTREE LOGO. Plumtree grants to the Partner a non-exclusive limited license to use the Marks generally used by Plumtree to market the Software. Partner shall ensure that copies of the Software, the Documentation, and Marks are of the same accuracy and quality as the copies provided by Partner. Partner's use of the Marks shall be in accordance with


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Plumtree's policies regarding advertising and trademark usage as Plumtree may update from time to time. Partner agrees to supply Plumtree with samples of the use of the Marks upon request. Partner will ensure that Plumtree's corporate and product identifications and copyrights are preserved, including, but not limited to, ensuring that all the Plumtree corporate and product names are prominently identified in any collateral materials, websites or Documentation produced which describes the Software or components of either. Upon termination of this Agreement for any reason, Partner will cease all use of the Marks.

5.3 ADVERTISING AND PROMOTIONAL MATERIALS. Plumtree may, in its discretion, reference the Partner and use Partner's logo in advertising and promotional materials in connection with the sale and promotion of the Software and/or promotion of the TPP Program. Permitted uses of the name or logo of Partner and/or the name or logo of Partner Products include but are not limited to: (i) lists of the TPP Partners for customer information, (ii) general advertising of the TPP Program, (iii) general marketing materials listing all TPP Partners,
(iv) framing and displaying at Plumtree's corporate headquarters in San Francisco, California and at its selected business offices, (v) display in a professionally prepared graphic for display at sales and promotional events, and
(vi) display as a link to Partner's web site on the Plumtree web site. When a specific advertisement or promotion is planned which will refer to Partner without reference to any other TPP Partners, Plumtree will obtain Partner's written permission, which shall not be unreasonably withheld, before such use. Plumtree shall also obtain Partner's written permission, which shall not be unreasonably withheld, before use of any logo of Partner; except that Partner hereby consents to Plumtree's display of Partner's logo on the area of the Plumtree website relating to the TPP Program. Partner shall provide Plumtree with digital files and artwork of Partner's logo as required for any permitted use of the logo. Partner grants to the Plumtree a non-exclusive limited license to use the marks generally used by Partner to market its software. Plumtree's use of Partner's Marks shall be in accordance with Partner's policies regarding advertising and trademark usage as Partner may update from time to time. Plumtree agrees to supply Partner with samples of the use of Partner's marks upon request. Plumtree will ensure that Partner's corporate and product identifications and copyrights are preserved, including, but not limited to, ensuring that all the Partner corporate and product names are prominently identified in any collateral materials, websites or Documentation produced which describes Partner's software or components of either. Upon termination of this Agreement for any reason, Plumtree will cease all use of Partner's Marks.

5.4 CHANGES TO THE TPP PROGRAM. Partner acknowledges and agrees that Plumtree may expand, change the scope or contents of, and/or delete, any terms of benefits offered under the TPP Program. In the event that Plumtree adversely changes any TPP Program features, and should Partner be dissatisfied with those changes, Partner may terminate this Agreement in accordance with Section 3.2 and Plumtree will refund a pro-rated portion of any fees paid by partner to Plumtree. Once Plumtree makes such refund, Partner will have no further recourse against Plumtree.

6.  CERTIFICATION

Formal certification of Partner products will be governed by a separate agreement.

7.  PARTNER REPRESENTATIONS AND WARRANTIES

7.1 MEMBERSHIP APPLICATION. Partner represents and warrants that all the information provided on any registration or application form submitted to Plumtree is, in all material respects, true and correct, and warrants that the information will continue to be so during the term of this Agreement unless Partner otherwise notifies Plumtree in writing. Should there be any changes in such information during the course of this Agreement, Partner agrees to promptly inform Plumtree in writing giving details of such changes.

7.2 VALUE-ADDED PROVIDER. Partner represents and warrants that it currently markets and sells the Partner Products, as set forth in EXHIBIT B.

7.3 FULL POWER AND AUTHORITY; ETHICAL CONDUCT. Partner represents and warrants that (i) it has full power and authority to enter into this Agreement; (ii) it shall conduct its business in a manner that reflects favorably at all times on the Software and the good name, goodwill, and reputation of Plumtree; (iii) it shall make no representations, warranties, or guarantees with respect to the Software, or their features, functionality, or specifications, that are inconsistent with Plumtree's then-current published Program documentation or Plumtree's then-current standard Software License and Services Agreement for such Software; and (iv) it shall make no representations, warranties, or guarantees on behalf of Plumtree.

8.  WARRANTY DISCLAIMER AND LIMITATION OF LIABILITY

8.1 WARRANTY DISCLAIMER. ALL GOODS AND/OR SERVICES PROVIDED HEREUNDER ARE PROVIDED ON AN "AS IS" BASIS WITHOUT WARRANTY OF ANY KIND. EACH PARTY HEREBY EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTIBILITY AND FITNESS FOR A PARTICULAR PURPOSE.

8.2 LIMITATION OF LIABILITY. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOSS OF PROFITS, DATA OR USE, INCURRED BY EITHER PARTY OR ANY THIRD PARTY, WHETHER IN AN ACTION IN CONTRACT OR TORT, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, NEITHER PARTY WILL BE LIABLE FOR ANY LOSS, DAMAGE OR EXPENSE THAT DIRECTLY OR INDIRECTLY ARISES FROM OR IN CONNECTION WITH THE INABILITY OF THE PARTNER PRODUCTS AND THE SOFTWARE TO WORK WITH EACH OTHER. Except for Plumtree's liability for any breach of its obligations under Sections 9 (Indemnification) or 11 (Nondisclosure), Plumtree's aggregate and cumulative liability for damages hereunder shall in no event exceed the amount of fees paid to Plumtree by Partner under this Agreement. Except for any breach of its obligations under Sections 4 (Payment), 9 (Indemnification), 11 (Nondisclosure), and as specified in any Addenda hereto, Partner's aggregate and cumulative liability for damages hereunder shall in no event exceed the amount of fees paid by Partner under this Agreement.


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9.   INDEMNIFICATION

9.1 PLUMTREE'S INDEMNITY. If a third party makes a claim against Partner that the Licensed Software directly infringes any U.S. or Canadian patent issued as of the Effective Date or any copyright, trade secret or trademark ("IP Claim"); Plumtree will defend Partner against the IP Claim and pay all costs, damages and expenses (including reasonable legal fees) finally awarded against Partner by a court of competent jurisdiction or agreed to in a written settlement agreement signed by Plumtree arising out of such IP Claim; provided that: (i) Partner promptly notifies Plumtree in writing no later than sixty (60) days after Partner's receipt of notification of a potential claim; (ii) Plumtree may assume sole control of the defense of such claim and all related settlement negotiations; and (iii) Partner provides Plumtree, at Plumtree's request and expense, with the assistance, information and authority necessary to perform Plumtree's obligations under this Section. Notwithstanding the foregoing, Plumtree shall have no liability for any claim of infringement based on (a) the use of a superseded or altered release of the Software if the infringement would have been avoided by the use of a current unaltered release of the Software, which Plumtree provided to Partner, (b) the modification of a Program, or (c) the use of the Software other than in accordance with the Documentation and this Agreement.

If, due to an IP Claim or the threat of an IP Claim, (i) the Licensed Software is held by a court of competent jurisdiction, or in Plumtree's reasonable judgment may be held to infringe by such a court, or (ii) Partner receives a valid court order enjoining Partner from using the Licensed Software, or in Plumtree's reasonable judgment Partner may receive such an order, Plumtree may in its reasonable judgment, and at its expense, (a) replace or modify the Software to be non-infringing; (b) obtain for Partner a license to continue using the Licensed Software; or (c) if Plumtree cannot reasonably obtain the remedies in (a) or (b), terminate the license for the infringing Licensed Software and refund a pro-rata amount of the license fees paid for the Software upon return by Partner. This Section 9.1 states Plumtree's entire liability and Partner's exclusive remedy for any claim of infringement.

9.2 PARTNER'S INDEMNITY. Partner will defend and indemnify Plumtree against any and all costs, damages and expenses (including reasonable legal fees) finally awarded against Plumtree by a court of competent jurisdiction or agreed to in a written settlement agreement signed by Partner arising out of or in connection with: (i) the performance or use of Partner's Products by any third party; (ii) information supplied by Partner to any third party regarding the features, functionality, performance, or use of the Software except where either such information was supplied to Partner by Plumtree for further distribution, or such supply by Partner was specifically authorized by Plumtree in writing; (iii) any representation made by Partner that Plumtree has endorsed, warranted, or guaranteed Partner's Products without the specific, prior written consent of Plumtree; provided that: (a) Plumtree promptly notifies Partner in writing no later than sixty (60) days after Plumtree's receipt of notification of a potential claim; (b) Partner may assume sole control of the defense of such claim and all related settlement negotiations; and (c) Plumtree provides Partner, at Partner's request and expense, with the assistance, information and authority necessary to perform Partner's obligations under this Section.

10.  INTELLECTUAL PROPERTY RIGHTS

10.1 USE OF PLUMTREE MARKS. Where Partner has the right, pursuant to this Agreement or a valid addendum hereto, to use any Plumtree Mark, Partner shall use the appropriate trademark symbol (either "(TM)" [Standard trademark] or "(R)" [Registered trademark] in a superscript following the name) whenever Plumtree's name or a Program name is mentioned in any advertisement, brochure, or material circulated or published in any form whatsoever by Partner. The appropriate trademark symbol must be used in conjunction with references to each Program in all of Partner's circulations and publications. Partner agrees not to use any Plumtree Mark in a manner that Plumtree deems to be in poor taste, to be unlawful, or to have the purpose, object or intent to encourage unlawful activity by others.

10.2 USE OF PARTNER MARKS. Where Plumtree has the right, pursuant to this Agreement or a valid addendum hereto, to use any Partner Mark, Plumtree shall use the appropriate trademark symbol (either "(TM)" [Standard trademark] or "(R)" [Registered trademark] in a superscript following the name) whenever Partner's name or a Program name is mentioned in any advertisement, brochure, or material circulated or published in any form whatsoever by Plumtree. The appropriate trademark symbol must be used in conjunction with references to each Program in all of Plumtree's circulations and publications. Plumtree agrees not to use any Partner Mark in a manner that Partner deems to be in poor taste, to be unlawful, or to have the purpose, object or intent to encourage unlawful activity by others.

10.2 OWNERSHIP. Plumtree and Partner hereby acknowledge that the other party is the exclusive owner of all rights, title, and interest in and to, or authorized licensee of, their respective Intellectual Property Rights (with respect to the Partner Products for Partner, and with respect to the Software, the TPP Program, Training Materials and Deliverables for Plumtree). Neither party will acquire any rights in or to any of the Intellectual Property Rights of the other. Neither party will take any action that may adversely affect or impair the other party's, or its licensor's, rights, title and interest in or to their Intellectual Property Rights. Any terms regarding Intellectual Property Rights in other materials shall be separately negotiated and agreed to in writing.

10.3 INFRINGEMENT NOTIFICATION. Each party shall render to the other party all reasonable assistance as may be required to preserve the validity and enforceability of the other party's, or its licensor's, rights, title and interest in and to the Intellectual Property Rights. Each party agrees that it shall promptly notify the other party (i) of any and all infringements, imitations, illegal use, misuse, or misappropriation, by any third party of the Intellectual Property Rights which comes to its attention, and (ii) of any claims or objections that such party's use of the Intellectual Property Rights may or will infringe the copyrights, patents, designs, trademarks or other proprietary rights of any other third party. Each party, as the owner or authorized licensor of the Intellectual Property Rights, shall be responsible for taking any action or initiating any proceedings which such party, in its sole discretion, determines to be necessary or appropriate to prevent any infringement of its Intellectual Property Rights, and the parties shall provide each other with such assistance as reasonably requested in connection with any such action or proceeding.

11.  NONDISCLOSURE


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11.1 DEFINITION. Each party may have access to information that is confidential to the other party ("Confidential Information"). Plumtree's Confidential Information shall include, but not be limited to, the Software, Documentation, formulas, methods, know how, processes, designs, new products, developmental work, marketing requirements, marketing plans, customer names, prospective customer names, the terms and pricing under this Agreement, and all information clearly identified in writing at the time of disclosure as confidential. Plumtree's Confidential Information constitute trade secrets of Plumtree and/or its suppliers. Partner's Confidential Information shall include, but not be limited to, its Partner Products, formulas, methods, know-how, processes, designs, new products, developmental work, marketing requirements, marketing plans, customer names, prospective customer names, and all information clearly identified in writing at the time of disclosure as confidential. Confidential Information includes all information received from third parties that either party is obligated to treat as confidential and oral information that is identified by either party as confidential.

11.2 EXCEPTIONS. A party's Confidential Information shall not include information that (i) is or becomes a part of the public domain through no act or omission of the other party; (ii) was in the other party's lawful possession prior to the disclosure and had not been obtained by the other party either directly or indirectly from the disclosing party; (iii) is lawfully disclosed to the other party by a third party without restriction on disclosure; (iv) is independently developed by the other party without use of or reference to the other party's Confidential Information; or (v) is required to be disclosed by law or valid order of a court or other governmental authority; provided, however, that the responding party shall first have given notice to the other party and shall have made a reasonable effort to obtain a protective order requiring that the Confidential Information so disclosed be used only for the purposes for which the order was issued.

11.3 RESTRICTIONS. The parties agree, unless required by law, not to make each other's Confidential Information available in any form to any third party or to use each other's Confidential Information for any purpose other than in the performance of this Agreement. Partner shall not disclose the results of any performance tests of the Software to any third party without Plumtree's prior written approval. Each party agrees to take all reasonable steps to ensure that Confidential Information is not disclosed or distributed by its employees or agents in breach of this Agreement. The parties agree to hold each other's Confidential Information in confidence during the term and any renewal terms of this Agreement and for a period of three (3) years thereafter.

11.4 EQUITABLE RELIEF. Each party acknowledges and agrees that, due to the unique nature of Confidential Information, there can be no adequate remedy at law for breach of this Section 11 and that such breach would cause irreparable harm to the non-breaching party; therefore, the non-breaching party shall be entitled to seek immediate injunctive relief, in addition to whatever remedies it might have at law or under this Agreement. This Section 11 constitutes the entire understanding of the parties and supersedes all prior or contemporaneous agreements, representations or negotiations, whether oral or written, with respect to Confidential Information.

12.  GENERAL PROVISIONS

12.1 NO PARTNERSHIP. The parties undertake their respective obligations under this Agreement as independent contractors. This Agreement does not, and is not intended to, create any employment, agency, distributorship, franchise, joint venture, legal partnership or other similar legal relationship between Plumtree and Partner. Neither party will have any right or authority to act on behalf of, or to bind, the other party and neither party will represent to any third party that it has such right or authority.

12.2 NON-EXCLUSIVITY; FREEDOM OF ACTION. This Agreement is not exclusive in any respect. Each party may enter into similar agreements with other parties. Partner acknowledges that, under the TPP Program, Plumtree intends to enter into similar agreements with other companies who may compete directly or indirectly with Partner or Partner's Products. Nothing contained in this Agreement will limit the right of each party to develop products and/or services similar to those of the other party, provided that such development activity does not violate any term or condition of this Agreement, including but not limited to the confidentiality provisions of Section 11.

12.3 NO ASSURANCES. Plumtree makes no representation or warranty that Partner will succeed in licensing or selling any Partner Product to any present or future Plumtree customer, and Plumtree will not be liable to Partner for Partner's failure to license or sell Partner Products. Partner makes no representation or warranty that Plumtree will succeed in licensing or selling the Software or related products and services to any present or future Partner customer, and Partner will not be liable to Plumtree for Plumtree's failure to license or sell the Software or related products and services.

12.4 GOVERNING LAW. This Agreement and all matters arising out of or relating to this Agreement, shall be governed by the laws of the State of California, excluding its conflict of law provisions.

12.5 NOTICES. All notices required to be sent hereunder shall be in writing and shall be deemed to have been given upon (i) the date sent by confirmed facsimile, (ii) on the date it was delivered by courier, or (iii) if by certified mail return receipt requested, on the date received, to the addresses set forth above and to the attention of the signatory of this Agreement or to such other address or individual as the parties may specify from time to time by written notice to the other party.

12.6 SEVERABILITY. In the event any provision of this Agreement is held to be invalid or unenforceable, the remaining provisions of this Agreement will remain in full force.

12.7 WAIVER. The waiver by either party of any default or breach of this Agreement shall not constitute a waiver of any other or subsequent default or breach. Except for actions for nonpayment or breach of Plumtree's proprietary rights in the Software or Documentation, no action, regardless of form, arising out of this Agreement may be brought by either party more than one year after the cause of action has accrued.

12.8 EXPORT CONTROLS. Partner agrees to comply fully with all relevant export laws and regulations of the United States, including but not limited to the U.S. Export Administration Regulations (collectively, "U.S. Export Controls"). Without limiting the generality of the foregoing, Partner expressly agrees that it shall not, and shall cause its representatives to


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agree not to, export, directly or indirectly, re-export, divert, or transfer the
Software or any direct product thereof to any destination, company or person restricted or prohibited by U.S. Export Controls.

12.9 DELIVERY. All materials provided by Plumtree hereunder shall be delivered to Partner on a F.O.B. Plumtree's San Francisco Headquarters basis for destinations within the United States, or on a FCA (Incoterms 1990) Plumtree's San Francisco Headquarters basis for destinations outside the United States; at which point title to the carrier media and risk of loss or damage to the materials shall be transferred from Plumtree to Partner. Nothing in this Section shall be deemed to transfer title to, or provide Partner with any rights in, the Software, Deliverables or Documentation, except as specifically provided in this Agreement.

12.10 ORDER OF PRECEDENCE. In the event of conflict between this Agreement and any addendum hereto, the terms and conditions of the applicable addendum shall prevail with respect to the subject matter of such addendum.

12.11 ENTIRE AGREEMENT. This Agreement together with all exhibits and addenda, each of which is hereby incorporated by reference, constitutes the complete agreement between the parties and supersedes all prior or contemporaneous agreements or representations, written or oral, concerning the subject matter of this Agreement, its exhibits and addenda. This Agreement may not be modified or amended except in writing signed by a duly authorized representative of each party. No other act, document, usage or custom shall be deemed to amend or modify this Agreement.

12.12 COUNTERPARTS AND EXCHANGES BY FAX. This Agreement, and any addenda hereto, may be executed simultaneously in two (2) or more counterparts, each of which will be considered an original, but all of which together will constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by fax shall be sufficient to bind the parties to the terms and conditions of this Agreement.

The Effective Date of this Agreement shall be      DECEMBER 19, 2001
                                              ----------------------





EXECUTED BY:   BACKWEB TECHNOLOGIES
               ---------------------------------

               PLUMTREE TECHNOLOGY PARTNER

ADDRESS:
               2077 GATEWAY PLACE, SUITE 500
               ---------------------------------
               SAN JOSE, CA 95110
               ---------------------------------

Signed:  /S/ EREZ LORBER
        ----------------------------------------
Name:    Erez Lorber
        ----------------------------------------
Title:   V.P. Business Development
        ----------------------------------------
Date:    December 19, 2001
        ----------------------------------------

EXECUTED BY:   PLUMTREE SOFTWARE, INC.

               500 SANSOME STREET

               SAN FRANCISCO, CALIFORNIA  94111

Signed:  /S/ HILARY JULES
        ----------------------------------------
Name:    Hilary Jules
        ----------------------------------------
Title:   Dir. Of Alliances
        ----------------------------------------
Date:    12/19/01
        ----------------------------------------

                                    EXHIBIT A

                       PLUMTREE TECHNOLOGY PARTNER PROGRAM

    PARTNER CATEGORIES AND TERRITORY

--------------------------------------------------------------------------------

THIS FORM IS TO BE FILLED OUT BY PLUMTREE. INSTRUCTIONS: Check a total of 2 boxes below:

    (1) Check one box only under the Geographical Territory heading; and

    (2) Check one box only under the Vertical Markets heading.

--------------------------------------------------------------------------------


TERRITORY: For purposes of the Agreement, the Territory shall be the geographical territory and vertical markets indicated below. Plumtree may grant Partner rights outside this Territory by separate addendum to this Agreement and Partner acknowledges that such separate addendum may contain additional terms, conditions and restrictions relating to Partner's rights hereunder:

GEOGRAPHICAL TERRITORY (check one box only)

[ ]  United States and Canada

[ ]  Latin America

[ ]  European Union

[ ]  Japan

[X]  Worldwide

[ ]  Other:



VERTICAL MARKETS (check one box only)

[X] Unrestricted

[ ] Restricted to the following Vertical Markets:

                                    EXHIBIT B

                       PLUMTREE TECHNOLOGY PARTNER PROGRAM

                                PARTNER PRODUCTS

-------------------------------------------------------------------------------

THIS FORM IS TO BE FILLED OUT BY PARTNER.  INSTRUCTIONS:

    List Partner's applicable product names and version numbers in the field below.

-------------------------------------------------------------------------------


PARTNER PRODUCTS: Products offered by Partner to be integrated with or marketed in conjunction with Partner's membership in the Program:

                                    EXHIBIT C

                       PLUMTREE TECHNOLOGY PARTNER PROGRAM

                                  PROGRAM FEES

-------------------------------------------------------------------------------


THIS FORM IS TO BE FILLED OUT BY PLUMTREE.

-------------------------------------------------------------------------------





-------------------------------------------------------------------------------
Fee                                  Comments                        Amount Due
-------------------------------------------------------------------------------
Annual Membership Fees                                                 $[*]
-------------------------------------------------------------------------------
                                                                       $0
-------------------------------------------------------------------------------
                                                                       $0
-------------------------------------------------------------------------------
                                                                       $0
-------------------------------------------------------------------------------
        Total Amount Due                                               $[*]
-------------------------------------------------------------------------------



[*] CERTAIN INFORMATION ON THIS PAGE THAT IS MARKED BY "[*]" HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    EXHIBIT D

PLUMTREE/ BACKWEB MARKETING PLAN: GO TO MARKET ACTIVITIES

           + [*]

           + [*]

           + [*]

           PRESS/ ANALYST ACTIVITIES

           + [*]

           + [*]

           + [*]

           + [*]

           EVENTS

           + [*]

           + [*]

           o [*]

           o [*]


           WEBSITE

           + [*]

           MATERIALS

           + [*]

           + [*]

           + [*]

           + [*]




 [*] CERTAIN INFORMATION ON THIS PAGE THAT IS MARKED BY "[*]" HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

           + [*]

           + [*]

           + [*]

           + [*]

           FIELD SALES AND TECHNICAL TRAINING

           + [*]

           + [*]

[*] CERTAIN INFORMATION ON THIS PAGE THAT IS MARKED BY "[*]" HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.